UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

NEW RESIDENTIAL INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 479-3195

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 8.01.	Other Events.

As previously reported in its Current Report on Form 8-K filed on July 30, 2018, New Residential Investment Corp. (the “Company”) entered into a Distribution Agreement, dated July 30, 2018 (the “Original Distribution Agreement”), among BofA Securities, Inc. (an assignee of certain rights and obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated), Barclays Capital Inc., BTIG, LLC and Raymond James & Associates, Inc. to sell shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) (the “ATM Shares”), having an aggregate offering price of up to $500 million, from time to time, through an “at-the-market” equity offering program (the “ATM Program”). In addition, as previously reported in its Current Report on Form 8-K filed on August 1, 2019, the Company amended the Original Distribution Agreement pursuant to an Amendment No. 1 to the Distribution Agreement, dated August 1, 2019 (the “Amendment No. 1,” and together with the Original Distribution Agreement, the “Distribution Agreement”), among the Company and BofA Securities, Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

On May 19, 2021, the Company amended the Distribution Agreement pursuant to an Amendment No. 2 to the Distribution Agreement, dated May 19, 2021 (the “Amendment No. 2”), among the Company and BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC. The Amendment No. 2 supplements the Distribution Agreement by adding additional sales agents under the ATM Program.

The ATM Shares will be offered and sold pursuant to the Company’s effective shelf registration statement (Registration File No. 333-232952) on file with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Amendment No. 2 is a summary and is qualified in its entirety by reference to the full text of the Amendment No. 2, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

No.	Description
1.1	Amendment No. 2 to the Distribution Agreement, dated May 19, 2021, by and among the Company and the sales agents party thereto.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2021

NEW RESIDENTIAL INVESTMENT CORP.

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer